                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                       Wilsons The Leather Experts Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                       WILSONS THE LEATHER EXPERTS INC.

                            7401 BOONE AVENUE NORTH
                        BROOKLYN PARK, MINNESOTA 55428

                                                                 April 17, 2000

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, on Thursday, May 18, 2000.

   The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

   It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as promptly as possible. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

                                          Sincerely,

                                          /s/  Joel N. Waller

                                          Joel N. Waller
                                          Chairman of the Board and Chief
                                           Executive Officer

                       WILSONS THE LEATHER EXPERTS INC.

                           NOTICE OF ANNUAL MEETING

   The Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), will be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Thursday, May 18, 2000, commencing at 10:00 a.m., Central Daylight Time, for the following purposes:

  1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  2. To approve the Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan.

  3. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending February 3, 2001.

  4. To act upon any other business that may properly be brought before the meeting.

   The Board of Directors of the Company has fixed March 27, 2000 as the record date for the meeting and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting and at any adjournments thereof.

   Your proxy is important to ensure a quorum at the meeting. Please complete, sign, date and return your proxy in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. Your cooperation in promptly signing and returning your proxy will help the Company avoid further solicitation expense. You may revoke the proxy at any time prior to it being exercised, and returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

                                          By Order of the Board of Directors,

                                          /s/ Philip S. Garon

                                          Philip S. Garon
                                          Secretary

Brooklyn Park, Minnesota
April 17, 2000

                       WILSONS THE LEATHER EXPERTS INC.
                            7401 BOONE AVENUE NORTH
                        BROOKLYN PARK, MINNESOTA 55428

                                PROXY STATEMENT

GENERAL INFORMATION REGARDING THE SOLICITATION

   The enclosed proxy is being solicited by the Board of Directors (the "Board of Directors" or "Board") of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on Thursday, May 18, 2000, at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, and at any adjournments thereof.

   Only shareholders of record at the close of business on March 27, 2000 will be entitled to vote at the meeting or adjournments. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. A shareholder executing a proxy may revoke it at any time before it is exercised by notice in writing to an officer of the Company or by properly signing and duly returning a proxy bearing a later date. The mailing of this Proxy Statement and form of proxy to shareholders will commence on or about April 17, 2000.

   As of the date of this Proxy Statement, the Board of Directors of the Company and management know of no other matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the meeting and call for a vote of shareholders, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, subject to applicable federal securities rules.

   The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telecopier, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

   The address of the principal executive office of the Company is 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, and the Company's telephone number is 763-391-4000.

REQUIRED VOTE TO ELECT THE DIRECTORS AND APPROVE THE PROPOSALS

   The common stock of the Company, par value $.01 per share, is the only authorized and issued voting security of the Company. At the close of business on March 24, 2000, there were 16,691,601 shares of common stock of the Company issued and outstanding, each of which is entitled to one vote. Holders of common stock are not entitled to cumulate their votes for the election of directors. All references to common stock in this Proxy Statement reflect the Company's three-for-two stock split effected on March 15, 2000.

   The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on each matter to be acted upon at the meeting is required for the approval of such matter. For this purpose, a shareholder voting through proxy who abstains with respect to the matter is considered to be present and entitled to vote on the matter, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, shall not be considered present and entitled to vote on the matter.

   Holders of a majority of the shares of the common stock of the Company entitled to vote and present at the meeting constitute a quorum for purposes of the meeting. Abstentions are counted as being present at the meeting and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   The following table sets forth, as of March 24, 2000 except as otherwise noted, the beneficial ownership of the common stock by (i) each person known by the Company beneficially to hold more than 5% of the outstanding common stock, (ii) each director or nominee for director of the Company, (iii) each officer of the Company named in the Summary Compensation Table on page 10, and
(iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the listed beneficial owner has sole voting and investment power with respect to the listed shares.

 NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF      PERCENTAGE OF
             OWNER                BENEFICIAL OWNERSHIP(/1/) OUTSTANDING SHARES
 ------------------------------   ------------------------- ------------------
Neil I. Sell, as sole trustee of
four irrevocable trusts for the
benefit of Lyle Berman's
children, and of two irrevocable
trusts for the benefit of David
Rogers' children and on behalf
of himself......................          3,254,342.8(/2/)         19.5%
  3300 Norwest Center
  90 South Seventh Street
  Minneapolis, MN 55402
Morris Goldfarb.................            2,551,470(/3/)         15.3
  G-III Apparel Group, Ltd.
  512 Seventh Avenue
  New York, NY 10018
Joel N. Waller..................          1,603,329.3(/4/)          9.5
  7401 Boone Avenue North
  Brooklyn Park, MN 55428
David L. Rogers.................          1,530,662.5(/5/)          9.1
  7401 Boone Avenue North
  Brooklyn Park, MN 55428
Wellington Management Company,
 LLP............................            1,147,500(/6/)          6.9
  75 State Street
  Boston, MA 02109
Wellington Trust Company,
 NA(/6/)........................
  75 State Street
  Boston, MA 02109
Lyle Berman.....................              500,445(/7/)          3.0
Thomas J. Brosig................               49,200(/8/)           *
Gary L. Crittenden..............               16,500(/9/)           *
Marvin W. Goldstein.............               28,500(/9/)           *
John Serino.....................           75,130.824(/10/)          *
John Fowler.....................           55,104.024(/11/)          *
Lisa Stanley....................               12,000(/12/)          *
All executive officers and
 directors
 as a group (16 persons)........        7,018,502.496(/13/)        40.7

--------
  *   Represents less than 1%.
 (1) Reflects the effect of the three-for-two stock split of the Company's common stock as described on page 1, which was effected March 15, 2000.
 (2) Includes 2,754,000 shares of common stock held in four irrevocable trusts for the benefit of Lyle Berman's children and 176,342.8 shares of common stock held in two irrevocable trusts for the benefit of David Rogers' children. Mr. Sell has disclaimed beneficial ownership of such shares.
 (3) Includes 227,700 shares of common stock owned by the Goldfarb Family Partners L.L.C. of which Mr. Goldfarb is the manager. The LLC has the right to receive dividends from, and the proceeds of the sale of, the shares of common stock held by it. Also includes options which are currently exercisable to purchase 33,000 shares of common stock.

 (4) Includes 150,000 shares of common stock owned by the Waller Family Limited Partnership of which Mr. Waller is a general partner; 4,500 shares of common stock owned by Mr. Waller's spouse and Mr. Waller's mother jointly; and 1,500 shares of common stock owned by Mr. Waller's spouse. Mr. Waller disclaims beneficial ownership of such shares. Also includes options which are currently exercisable to purchase 99,000 shares of common stock.
 (5) Includes options which are currently exercisable to purchase 99,000 shares of common stock.
 (6) Wellington Management Company, LLP has shared power to vote 748,500 of such shares and shared power to dispose of all of such shares. These shares include shares over which Wellington Trust Company, NA, a wholly-owned subsidiary of Wellington Management Company, LLP, exercises shared voting and/or dispositive power. The information relating to the beneficial ownership of Wellington Management Company, LLP and Wellington Trust Company, NA has been derived from the Schedule 13G, dated February 9, 2000, filed by Wellington Management Company, LLP with the Securities and Exchange Commission. The number of shares beneficially owned by Wellington Management Company, LLP and Wellington Trust Company, NA is stated as of December 31, 1999.
 (7) Includes options which are currently exercisable to purchase 33,000 shares of common stock.
 (8) Includes options which are currently exercisable to purchase 49,200 shares of common stock.
 (9) Includes options which are currently exercisable to purchase 16,500 shares of common stock.
(10) Includes options which are currently exercisable to purchase 75,000 shares of common stock.
(11) Includes options which are currently exercisable to purchase 30,000 shares of common stock.
(12) Includes options which are currently exercisable to purchase 12,000 shares of common stock.
(13) Includes options which are currently exercisable to purchase 545,700 shares of common stock.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

   At the meeting, the shareholders will be asked to elect seven directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Company's by-laws provide that the shareholders at each regular meeting shall determine the number of directors to constitute the Board of Directors and that the shareholders or the Board may thereafter increase the number of directors or the shareholders may decrease the number of directors, provided that the Company's Amended and Restated Articles of Incorporation state that the Board of Directors shall consist of not less than five or more than nine members. The Board has nominated the seven current members of the Board named below. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the seven nominees named below to constitute the entire Board.

   Each nominee is currently serving as a director of the Company and has indicated a willingness to serve as a director for the ensuing year. In case any nominee is not a candidate at the meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remainder of the nominees and to vote for a substitute nominee in their discretion. Information regarding the nominees as of March 24, 2000, is set forth below.

                                                                     DIRECTOR
       NAME                                                    AGE     SINCE
       ----                                                    --- -------------
       Joel N. Waller.........................................  60      May 1996
       David L. Rogers........................................  57      May 1996
       Lyle Berman............................................  58      May 1996
       Thomas J. Brosig(/1/)..................................  50      May 1996
       Gary L. Crittenden(/1/)(/2/)...........................  46 December 1998
       Morris Goldfarb........................................  49      May 1996
       Marvin W. Goldstein(/1/)(/2/)..........................  56 December 1998

--------
(1) Current member of Audit Committee
(2) Current member of Compensation Committee

   Joel N. Waller has served as Chairman and Chief Executive Officer of the Company since its inception in May 1996 and was Chairman and Chief Executive Officer of one of the predecessor companies to the Company (together with the Company, "Wilsons Leather") since April 1992. In 1983, CVS New York, Inc. (formerly Melville Corporation, "CVS") hired Mr. Waller as President of Wilsons Leather, and he served in such capacity until April 1992. Prior to joining Wilsons Leather, Mr. Waller served in several capacities at Bermans the Leather Experts Inc., a specialty leather retailer ("Bermans"), including Senior Vice President--General Merchandise Manager from 1980 to 1983, Division Merchandise Manager from 1978 to 1980 and Buyer from 1976 to 1978. Mr. Waller is also a director of Lakes Gaming, Inc., a gaming company ("Lakes Gaming"), and Rainforest Cafe, Inc., a retail/restaurant company ("Rainforest Cafe").

   David L. Rogers has served as President and Chief Operating Officer of Wilsons Leather since April 1992. In 1988, Mr. Rogers joined Wilsons Leather as Executive Vice President and Chief Operating Officer when Bermans was acquired by Wilsons Leather, and he served in such capacity until April 1992. Mr. Rogers served as Chief Operating Officer of Bermans from 1984 to 1988 and Chief Financial Officer of Bermans from 1980 to 1984. Mr. Rogers is also a director of Lakes Gaming and Rainforest Cafe.

   Lyle Berman has served as Chairman of the Board and Chief Executive Officer of Lakes Gaming since January 1999. Mr. Berman served as Chairman of the Board of Grand Casinos, Inc., a gaming company ("Grand Casinos"), from October 1990 to December 1998 and as Chief Executive Officer of Grand Casinos from October 1990 to March 1998. Mr. Berman has served as Chief Executive Officer and Chairman of the Board of Rainforest

Cafe since February 1994. From January 1989 through September 1991, Mr. Berman served as a consultant to Wilsons Leather. Mr. Berman served as the President and Chief Executive Officer of Bermans from 1978 until it was acquired by Wilsons Leather in 1988. Mr. Berman is also a director of G-III Apparel Group, Ltd., a leather and non-leather apparel manufacturer and distributor ("G-III"), New Horizon Kids Quest, Inc. and Park Place Entertainment Corporation, a gaming company ("Park Place Entertainment"). Mr. Berman was an executive officer and a director of Stratosphere Corporation, an amusement and recreation company, from February 1993 to July 1997. In January 1997, Stratosphere Corporation filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

   Gary L. Crittenden has served as Senior Vice President and Chief Financial Officer of Monsanto Company, a chemical manufacturer and seller of diversified lines of agricultural, nutrition, pharmaceutical and consumer products, since 1998. Mr. Crittenden served as Executive Vice President and Chief Financial Officer of Sears, Roebuck and Co., a multi-line retailer, from 1997 to 1998. Mr. Crittenden also served as the President of the hardware division of Sears, Roebuck and Co. in 1997 and as its Executive Vice President, Strategy and Business Development from 1996 to 1997. Mr. Crittenden served as the Senior Vice President and Chief Financial Officer of CVS, a specialty retailer, from 1994 to 1996. He also served as Senior Vice President of Operations and as Executive Vice President and Chief Financial Officer of Filene's Basement Corp., an off-price specialty retailer, from 1991 to 1994. Mr. Crittenden is also a director of Ryerson Tull, Inc.

   Thomas J. Brosig has served as President of the Mid-South Region of Park Place Entertainment since January 1999. Mr. Brosig served as President of Lakes Gaming from January 1999 through October 1999. Mr. Brosig served as Chief Executive Officer of Grand Casinos from March 1998 to December 1998, and as President and a director of Grand Casinos from September 1996 to December 1998. Mr. Brosig also served as Executive Vice President--Investor Relations and Special Projects of Grand Casinos from August 1994 to September 1996, as Secretary of Grand Casinos from its inception until May 1995, as its President from May 1993 to August 1994, as its Chief Operating Officer from October 1991 until May 1993 and as its Chief Financial Officer from its inception until January 1992. Mr. Brosig is also a director of G-III and Famous Dave's of America, Inc.

   Morris Goldfarb serves as Chairman of the Board and Chief Executive Officer of G-III. Mr. Goldfarb has served as an executive officer and director of G-III and its predecessors since its formation in 1974. Mr. Goldfarb is also a director of Lakes Gaming and Panasia Bank.

   Marvin W. Goldstein has been a private investor since 1997. Mr. Goldstein served as Executive Vice President and Chief Operating Officer of Regis Corporation, a national chain of hair salons, from April 1997 to August 1997. He was Chairman of the Board, Chief Executive Officer and President of Pet Food Warehouse, Inc., a specialty retailer of pet supplies, from August 1995 to April 1997. Mr. Goldstein also served as President and Chief Operating Officer, Chairman of the Board and Chief Executive Officer, President, All Merchandise/Marketing and Executive Vice President, General Merchandise Manager of the Department Store Division of Target Corporation (formerly Dayton Hudson Corporation), a general merchandise retailer, from 1988 to September 1994. He also served as Senior Vice President, General Merchandise Manager and Senior Vice President, Stores for R.H. Macy, California, a general merchandise retailer, from 1981 through 1987; as Vice President, General Merchandise Manager of Carter Hawley Hale, Inc., a general merchandise retailer, from 1976 to 1981; and as Divisional Merchandise Manager, Buyer and Associate Buyer of the Department Store Division of Target Corporation from 1966 to 1976. Mr. Goldstein is also a director of Buffets, Inc., Paper Warehouse, Inc., Appliance Recycling Centers of America, Inc., Greenspring Company and Fieldworks, Incorporated.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   The Board of Directors has created an Audit Committee and a Compensation Committee. The members of each of these committees are appointed by the full Board. The Board has not appointed a nominating committee.

   The Audit Committee reviews accounting and auditing principles and procedures of the Company with a view toward providing for adequate internal controls and reliable financial records. To this end, it recommends to the full Board the engagement of independent auditors, reviews with the independent auditors the plans and results of the auditing engagement, and considers the independence of the Company's auditors. The current members of the Audit Committee are identified above. The Audit Committee met two times during the last fiscal year.

   The Compensation Committee reviews and determines the Company's executive compensation objectives and policies and administers the Company's stock option plans and other employee benefit plans. The current members of the Compensation Committee are the non-employee directors identified above. The Compensation Committee met five times during the last fiscal year and took written action in lieu of meeting on four occasions.

   The Board of Directors met four times during the fiscal year ended January 29, 2000. Each director, other than Thomas J. Brosig, attended more than 75% of the meetings of the Board of Directors and Board committees on which he serves during the time period in which he was a director.

DIRECTOR COMPENSATION

   The Company has not historically paid cash compensation to members of the Board of Directors for their services as directors. Commencing with the annual meeting of the Board of Directors in May 2000, each member of the Board who is not an officer or employee of the Company will receive an annual retainer of $15,000 and a payment of $1,000 for each meeting of the Board or meeting of a Board committee that such member attends. Board members who incur reasonable and customary travel expenses to attend the Company's board meetings are reimbursed for such travel expenses.

   The Company has granted stock options to its non-employee directors. Such options vest cumulatively on a pro rated basis on each of the first, second and third anniversaries of the date of grant if the optionee continues as a director, subject to the possible acceleration of vesting in certain circumstances. On June 26, 1996 and January 28, 1998, the Company granted options for 16,200 and 49,500 shares of common stock, respectively, to Thomas
J. Brosig at an exercise price of $2.96 and $5.833 per share, respectively. As of March 24, 2000, options for 49,200 shares had vested for Mr. Brosig. On January 28, 1998, the Company also granted a stock option for 49,500 shares of common stock of the Company to each of Lyle Berman and Morris Goldfarb at an exercise price of $5.833 per share. As of March 24, 2000, options for 33,000 shares of common stock had vested with respect to each of these individuals. On December 4, 1998, the Company granted a stock option for 49,500 shares of common stock of the Company to each of Gary L. Crittenden and Marvin W. Goldstein at an exercise price of $6.625 per share. As of March 24, 2000, options for 16,500 shares of common stock had vested with respect to each of these individuals.

VOTING REQUIREMENTS

   The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on the election of directors is required to elect the directors. A shareholder voting through proxy who abstains with respect to the election of directors is considered to be present and entitled to vote, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors is not considered present and entitled to vote.

VOTING RECOMMENDATION

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

                     REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee, comprised entirely of non-employee directors, reviews and approves the general compensation philosophies and policies of the Company and determines the specific compensation for each of the Company's executive officers. In addition, the Compensation Committee is responsible for administering the Company's stock option plans and approving grants made in connection therewith.

EXECUTIVE COMPENSATION PHILOSOPHY

   The Company's compensation program for executive officers is designed to promote the financial performance, business strategies and other values and objectives of the Company. This program seeks to enhance shareholder value by linking the financial interests of the Company's executives with those of its shareholders. The Company has developed and implemented an executive compensation program based on a pay-for-performance philosophy to achieve the following objectives:

  . To attract and retain high-caliber executive officers who are capable of leading the Company in the achievement of its business objectives;

  .  To provide compensation awards which are competitive;

  . To motivate and reward executives based on achievements of the Company and individual performance objectives; and

  . To provide a maximum return on the Company's investment in resources to shareholders by linking a significant portion of total compensation to the financial results of the Company and the market value of the Company's common stock.

THE COMPENSATION PROCESS

   Compensation Review

   The Board of Directors approves Company financial goals and performance measures prior to the beginning of the fiscal year along with individual goals and objectives for the Chairman and Chief Executive Officer (the "CEO") and the President and Chief Operating Officer (the "COO"). The Compensation Committee reviews and approves the base salaries for each executive officer, including the CEO and COO. After year-end, the CEO and COO, along with the Vice President of Human Resources, present to the Compensation Committee the assessment of results.

   The Compensation Committee received a thorough review and presentation of total compensation for executive officers in fiscal 1999. Total compensation under the Company's compensation program for executive officers for 1999 was generally established to be between the 50th and 75th percentile of companies included in certain retail compensation surveys, depending upon the particular officer's position, responsibilities and the degree of difficulty and challenge associated with the performance objectives.

   The Company's 1999 executive compensation program consists of three key elements: (1) base salary; (2) short-term incentive, i.e. annual bonus; and
(3) long-term incentive, i.e. stock options. In addition, the executive officers receive health and dental benefits and participate in the Company's 401(k) Profit Sharing Plan on the same bases as other full-time employees of the Company. The policies and the bases for determining executive compensation and specifically that of the CEO and COO are described below.

   Base Salary

   Base salaries for executive officers, with the exception of the CEO and COO, are determined by reviewing and comparing salaries, and the corresponding job descriptions, offered for similar positions by utilizing certain retail compensation surveys and by reviewing salaries of persons with comparable qualifications, experience and responsibilities at other companies of comparable size in the retail industry. After reviewing these salaries and job descriptions, the Company establishes a range of salaries paid for various executive positions. Base salaries are set within these competitive salary bands based on individual contributions and sustained performance. As an executive officer's level of responsibility increases, a greater portion of the total compensation package is based on incentive compensation, described below, which may cause greater variability in the individual's overall compensation package from year to year. In addition, the more responsibility that an executive officer assumes in the organization, the more the compensation package shifts to reliance on appreciation of the value of the Company's stock through stock options.

   Short-Term Incentive Compensation

   The Company's Executive and Key Management Incentive Plan (the "Incentive Plan") has been developed to provide opportunities to motivate and reward key employees through annual cash incentive awards. All executive officers are eligible to participate in the Incentive Plan. The Incentive Plan rewards executives for attaining pre-determined Company goals. Awards are based on actual results measured against pre-established corporate financial objectives for consolidated earnings before federal and state income taxes of the Company and its direct and indirect subsidiaries ("EBT"). A target award amount, expressed as a percentage of base salary at the beginning of the fiscal year, is established for each participant each fiscal year and is approved by the Compensation Committee. Such award amount may be adjusted depending on whether the EBT of the Company for the fiscal year is above or below the pre-established corporate financial objectives for EBT.

   Long-Term Incentive Compensation

   The 1996 Stock Option Plan (the "1996 Option Plan") was developed to enhance the total compensation package for key management and, in particular, to link compensation to the market value of the Company's common stock. The desired goal is to retain and develop personnel capable of assuring the future success of the Company by affording them an opportunity to acquire a proprietary interest in the Company through stock options. Stock option grants are intended to align executives' interests in managing the Company with shareholders' interests. The Compensation Committee generally grants stock options to new executive officers upon appointment as an executive officer. The Compensation Committee also grants stock options at its discretion to executive officers based on several factors (which are not given a particular relative weight), including increases in the level of responsibility, promotions, sustained exceptional performance over a period of time and overall stock performance. In granting new options, the Compensation Committee will also take into account the number of options already granted to an officer. All outstanding stock options granted since the Company became a publicly held corporation have been granted at an option price equal to the Fair Market Value (as defined in the 1996 Option Plan) of the common stock on the date of grant and generally vest, cumulatively, on a prorated basis on each of the first, second and third anniversaries of the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER

   The Company has entered into employment agreements with each of Joel Waller, as CEO, and David Rogers, as COO, which have been amended in calendar year 2000 (the "Employment Agreements"). Under the terms of the Employment Agreements, Mr. Waller and Mr. Rogers each receive a base salary of $425,000 per year, or such higher amount as determined by the Board or the Compensation Committee (prorated for any partial employment year). The Employment Agreements expire on March 31, 2003, subject to an automatic one-year extension on each April 1 commencing April 1, 2001, unless either the Company or Mr. Waller or Mr. Rogers, as applicable, has given at least 90 days notice to the other party not to extend. See "Employment Contracts" below.

   The Compensation Committee evaluates the performance and determines the base salary of the CEO and COO on an annual basis based on its assessment of their past performance and its expectation as to their future contributions in leading the Company and on the process described under "Base Salary" above. In setting 1999 base salaries, the Compensation Committee considered a number of factors, such as the effectiveness of the CEO and COO in establishing the Company's strategic direction and providing leadership which enables the management team to maximize its performance compared to the competition. In addition, the Compensation

Committee also considered significant accomplishments during the prior year and other performance factors, including the Company's ability to secure financing, reduce and control expenses and efficiently use working capital to achieve goals. In addition, the market competitiveness of their base and incentives are reviewed against external survey data along with a proxy review of peer-group pay practices. Factors considered by the Compensation Committee in determining the CEO's and COO's base salary are not subject to any specific weighting factor or formula.

   The annual cash bonus for Messrs. Waller and Rogers, if any, is awarded under the Incentive Plan and is entirely dependent on the accomplishment by the Company of certain corporate goals approved by the Board as discussed above. Pursuant to the provisions of the Incentive Plan and action of the Compensation Committee, Mr. Waller's and Mr. Rogers' respective bonuses for a fiscal year could range from 0% to 80% of their base salary. For fiscal year 1999, each of them received a cash bonus of $340,000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

   Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer or any of the four other most highly compensated executive officers. The Company, however, is currently eligible for grandfathering relief from Section 162(m). Accordingly, the Company's compensation deductions are not subject to Section 162(m)'s limitations for compensation plans in place before the Company's initial public offering in May 1997. The Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan (the "2000 Plan") has been designed to meet the requirements of Section 162(m) with respect to grants of options, stock appreciation rights, performance shares and performance based restricted stock. The 2000 Plan is described in detail on pages 15 to 21 of this Proxy Statement, and, assuming shareholder approval, the Committee expects that the options, stock appreciation rights, performance shares and performance based restricted stock granted under the 2000 Plan will qualify as "performance-based compensation" for Section 162(m) purposes and will be deductible by the Company under current federal income tax laws.

                                          COMPENSATION COMMITTEE

                                          Marvin W. Goldstein, Chairman
                                          Gary L. Crittenden

                            EXECUTIVE COMPENSATION

   The following table sets forth the compensation for the 1999 fiscal year ended January 29, 2000, for the 1998 fiscal year ended January 30, 1999 and for the 1997 fiscal year ended January 31, 1998 of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------
                                                             LONG-TERM
                                                           COMPENSATION
                                                       ---------------------
NAME AND PRINCIPAL               ANNUAL COMPENSATION
POSITION                 FISCAL ---------------------- SECURITIES UNDERLYING     ALL OTHER
------------------        YEAR   SALARY    BONUS(/1/)  OPTIONS (SHARES)(/2/) COMPENSATION(/3/)
                                --------------------------------------------------------------
Joel N. Waller..........  1999  $410,461   $340,000               --              $20,806
 Chairman and Chief
  Executive Officer       1998   380,000    170,240               --               14,716
                          1997   380,000    148,960           148,500              12,542
David L. Rogers.........  1999   410,461    340,000               --               19,516
 President and Chief
  Operating Officer       1998   380,000    170,240               --               14,577
                          1997   380,000    148,960           148,500              12,542
John Fowler(/4/)........  1999   300,000    180,000            67,500             105,007
 Senior Vice President,
  General                 1998   231,750     88,330            45,000              98,517
 Merchandise Manager      1997       --         --                --                  --
John Serino(/5/)........  1999   262,692    159,000               --               17,693
 Executive Vice
  President, Store Sales  1998   216,346    159,500               --               57,914
                          1997       --         --            112,500                 --
Lisa Stanley(/6/).......  1999   250,000    130,000               --               13,789
 Vice President,
  Marketing               1998     2,885     75,000            36,000                 --
                          1997       --         --                --                  --
----------------------------------------------------------------------------------------------

(1) Amounts reported for 1998 include a $50,000 bonus paid to Mr. Serino in connection with his commencement of employment with the Company and a $75,000 bonus paid to Ms. Stanley in connection with her commencement of employment with the Company.
(2) Reflects the three-for-two stock split of the Company's common stock as described on page 1, which was effected March 15, 2000.
(3) Amounts reported for 1999 represent term life insurance premiums paid for Mr. Waller ($3,650), Mr. Rogers ($2,360), Mr. Serino ($537), Mr. Fowler ($379) and Ms. Stanley ($747); the Company's matching contributions under the Company's 401(k) Profit Sharing Plan in the following amounts: Mr. Waller ($4,356), Mr. Rogers ($4,356), Mr. Serino ($4,356), Mr. Fowler ($2,921) and Ms. Stanley ($144); and the Company's profit sharing contributions of $12,800 for each of Mr. Waller, Mr. Rogers, Mr. Serino and Mr. Fowler. The amounts reported for 1999 also include payments of $12,898 made to Ms. Stanley for reimbursement of moving and temporary living expenses, and payments of $88,907 made to Mr. Fowler for reimbursement of housing and living expenses abroad. Amounts reported for 1998 represent term life insurance premiums paid for the Named Executive Officers, together with profit sharing contributions and 401(k) matching contributions under the Company's 401(k) Profit Sharing Plan. The amounts reported for 1998 also include payments made to Mr. Serino for reimbursement of moving and temporary living expenses and payments made to Mr. Fowler for reimbursement of housing and living expenses abroad. Amounts reported for 1997 represent life insurance premiums paid for the Named Executive Officers, together with profit sharing contributions and 401(k) matching contributions under the Company's 401(k) Profit Sharing Plan.
(4)  John Fowler was named an executive officer of the Company in May 1998.
(5)  John Serino was named an executive officer of the Company in January
     1998.
(6)  Lisa Stanley was named an executive officer of the Company in January
     1999.

STOCK OPTIONS

   The following table provides certain information concerning grants of stock options during the fiscal year ended January 29, 2000 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the grant date present value of the options calculated using the Black-Scholes option pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------
                                            INDIVIDUAL GRANTS
--------------------------------------------------------------------------
                         NUMBER OF      % OF TOTAL
                           SHARES        OPTIONS
                         UNDERLYING     GRANTED TO   EXERCISE
                          OPTIONS      EMPLOYEES IN PRICE PER  EXPIRATION     GRANT DATE
  NAME                    GRANTED      FISCAL YEAR  SHARE(/1/)    DATE    PRESENT VALUE(/2/)
----------------------------------------------------------------------------------------------
Joel N. Waller..........      --            --           --          --             --
David L. Rogers.........      --            --           --          --             --
John Fowler.............   67,500(/3/)    20.88%     $11.833    11/12/09       $388,980
John Serino.............      --            --           --          --             --
Lisa Stanley............      --            --           --          --             --
----------------------------------------------------------------------------------------------

(1) Exercise price is based on the closing sale price of $11.833 per share on November 11, 1999, as adjusted to reflect the three-for-two stock split described on page 1, which was effected March 15, 2000.
(2) The following assumptions were made for purposes of calculating the grant date present value using the Black-Scholes option pricing model: expected time of exercise of 6 years, volatility of 39.8%, risk-free interest of 6.0% and dividend yield of 0.0%. The real value of the options in this table depends upon the actual performance of the Company's common stock during the applicable period and at the time the options are exercised. The dollar amounts in this column are not intended to forecast potential future appreciation, if any, of the Company's common stock.
(3) Represents nonstatutory stock options to purchase shares of common stock granted on November 12, 1999 under the 1996 Option Plan. One-third of the listed option becomes cumulatively exercisable on each of the first three anniversaries of the date of grant. The option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company. In the event of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation of the Company with or into any other entity, regardless of whether the Company is a surviving corporation, or a proposed statutory share exchange with any other entity, or (iii) a sale of substantially all of the assets of the Company, the Compensation Committee may, but is not required to, arrange for the substitution of other options for the listed options or declare that all such options are immediately exercisable. If the Compensation Committee makes a declaration that all such options are immediately exercisable, then the options shall terminate at the date specified in such declaration and the Company may, but is not required to, pay the holder of such canceled options an amount equal to their equity therein. Upon an event changing control of the Company (as defined in the 1996 Option Plan), the listed options would become exercisable in full, provided that the Compensation Committee, in its discretion, may provide that some or all of such options will be canceled upon the change in control and the holders of such canceled options will be paid an amount equal to their equity therein.

   The following table summarizes option exercises during the fiscal year ended January 29, 2000 and provides information regarding the number of all unexercised stock options held by the Named Executive Officers as of January 29, 2000, the end of the Company's last fiscal year:

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------
                                                  NUMBER OF SHARES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                               OPTIONS AT FISCAL YEAR-   IN-THE-MONEY OPTIONS AT
                           SHARES                     END(/1/)            FISCAL YEAR-END(/2/)
                         ACQUIRED ON  VALUE    -----------------------  -------------------------
  NAME                    EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
-------------------------------------------------------------------------------------------------
Joel N. Waller..........       0       $ 0      99,000        49,500     $602,316     $301,158
David L. Rogers.........       0         0      99,000        49,500      602,316      301,158
John Fowler.............       0         0      30,000       105,000      108,765       86,310
John Serino.............       0         0      75,000        37,500      456,300      228,150
Lisa Stanley............       0         0      12,000        24,000       54,000      108,000
-------------------------------------------------------------------------------------------------

(1) As adjusted to reflect the Company's three-for-two stock split as described on page 1, which was effected March 15, 2000.
(2) Calculated on the basis of the fair market value of the underlying shares of common stock at January 28, 2000, the last trading day of the Company's fiscal year, as reported by The Nasdaq National MarketSM of $11.917 per share, minus the per share exercise price, multiplied by the number of shares underlying the option, all as adjusted to reflect the Company's three-for-two stock split effected March 15, 2000. On March 24, 2000 the closing sale price of a share of the common stock was $12.8125.

EMPLOYMENT CONTRACTS

   The Company has entered into the Employment Agreements with Joel N. Waller, as Chairman and Chief Executive Officer, and David L. Rogers, as President and Chief Operating Officer, reporting to the Board of Directors. The Employment Agreements are identical in all material respects, except for job responsibilities which are consistent with Messrs. Waller's and Rogers' titles. Under the terms of the Employment Agreements, Mr. Waller and Mr. Rogers each receives a base salary of $425,000 per year, or such higher amount as is determined by the Board or the Compensation Committee (prorated for any partial employment year). In no event may the Board of Directors reduce Messrs. Waller's and Rogers' base salary for any year below the greater of $425,000 or the amount of base salary paid by the Company to Messrs. Waller and Rogers for the immediately preceding year.

   The employment of each of Mr. Waller and Mr. Rogers under their respective Employment Agreements will end only upon termination by the Company with or without Cause (as defined in the Employment Agreements), upon death or Disability (as defined in the Employment Agreements), upon expiration of the employment term or upon resignation. Each of the Employment Agreements with Mr. Waller and Mr. Rogers will expire on March 31, 2003, subject to an automatic one-year extension on each April 1, commencing April 1, 2001, unless, not later than 90 days before such automatic extension the Company or Mr. Waller or Mr. Rogers, as applicable, has given notice to the other party not to extend. Upon termination of employment, Mr. Waller or Mr. Rogers generally will be entitled to receive his base salary through the date of termination (or through the end of the employment period if termination by the Company occurred without Cause or resignation by the employee occurred with Good Reason (as defined in the Employment Agreements)), any amounts earned but not paid under the Incentive Plan for a completed Plan Year (as defined in the Incentive Plan) and, in certain circumstances, a pro rated portion of his Incentive Plan payment for the year in which termination occurs, plus continuation of certain health, life and disability insurance benefits. The Employment Agreements also include confidentiality and non-solicitation provisions, but do not contain any restrictions on competition.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Lyle Berman and Thomas J. Brosig, directors of the Company, were members of the Board's Compensation Committee until March 5, 1999. Mr. Berman is the Chairman of the Board and Chief Executive Officer of Lakes Gaming and the Chairman of the Board and Chief Executive Officer of Rainforest Cafe. Mr. Brosig was President and a director of Lakes Gaming from January 1999 through October 1999. Joel N. Waller, Chief Executive Officer and Chairman of the Board of the Company, and David L. Rogers, President, Chief Operating Officer and director of the Company, are both members of the Board of Directors and of the compensation committee of the Board of Directors of Lakes Gaming and Rainforest Cafe. Effective March 5, 1999, Gary L. Crittenden and Marvin W. Goldstein were designated by the Board of Directors as the sole members of the Board's Compensation Committee, replacing Mr. Berman and Mr. Brosig.

                         COMPARATIVE STOCK PERFORMANCE

   The comparative stock performance graph below compares the cumulative shareholder return on the common stock of the Company for the period from May 27, 1997 (the effective date of the Company's initial public offering of the Company's common stock) through January 29, 2000 with the cumulative total return on (i) the Nasdaq Retail Composite Stock Index and (ii) the S&P 500 Index. The table assumes the investment of $100 in the Company's common stock, the Nasdaq Retail Composite Stock Index and the S&P 500 Index on May 27, 1997, and the reinvestment of all dividends through the last trading day of the years ended January 31, 1998, January 30, 1999 and January 29, 2000.

                   [graph of comparative stock performance]

                                    MAY 27, JANUARY 31, JANUARY 30, JANUARY 29,
                                     1997      1998        1999        2000
                                    ------- ----------- ----------- -----------
Wilsons The Leather Experts Inc...  $100.00   $97.22      $124.31     $198.61
Nasdaq Retail Composite Stock
 Index............................   100.00   118.75       141.02      122.97
S&P 500 Index.....................   100.00   115.37       150.60      160.07

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all required reports were made on a timely basis during fiscal 1999.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company regularly conducts business with G-III of which Morris Goldfarb, a director of the Company, is the Chief Executive Officer and Chairman of its Board of Directors. Purchases from G-III totaled $5.9 million for the fiscal year ended January 29, 2000. The Company believes that transactions with G-III are on terms no less favorable to the Company than those obtainable in arms-length transactions with unaffiliated third parties.

                              PROPOSAL NUMBER TWO

                   APPROVAL OF 2000 LONG TERM INCENTIVE PLAN

INTRODUCTION

   The Company's Board of Directors authorized the adoption of the Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan (the "2000 Plan") effective as of March 23, 2000, subject to the approval of the 2000 Plan by the shareholders no later than June 30, 2000. A copy of the 2000 Plan is attached as Appendix A to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the 2000 Plan.

   The Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate key personnel to produce a superior shareholder return.

   The 2000 Plan does not replace the Company's 1996 Option Plan or 1998 Stock Option Plan (together with the 1996 Option Plan, the "Option Plans"), under which approximately 153,000 shares of Company common stock remain available for awards. Notwithstanding approval of the 2000 Plan by the shareholders, additional awards may be made under the Option Plans. Grants and awards heretofore or hereafter made under such plans will be governed by such plans.

   The 2000 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code, regarding deductibility of executive compensation for grants of options, stock appreciation rights, performance shares and performance based restricted stock under the 2000 Plan. The basic features of the Plan are summarized below.

PURPOSE

   The purpose of the 2000 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. The 2000 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

   The 2000 Plan will be administered by a committee (the "Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Exchange

Act, or if no Committee is so designated by the Company's Board of Directors, the Board shall constitute the Committee. The Compensation Committee of the Board of Directors has been designated the Committee that administers the 2000 Plan. Both members of the Compensation Committee are "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Committee will have the power to make awards under the 2000 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the 2000 Plan. The Committee will have the authority to interpret the 2000 Plan and any award or agreement made under the 2000 Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 2000 Plan, to determine the terms and provisions of any agreements entered into under the 2000 Plan (not inconsistent with the 2000 Plan), and to make all other determinations necessary or advisable for the administration of the 2000 Plan. The Committee may delegate all or part of its responsibilities under the 2000 Plan to officers of the Company or other persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. Any officer to whom the Committee delegates all or part of its authority under the 2000 Plan may, in turn, delegate such authority to such other officer of the Company as the officer delegating such authority may determine.

ELIGIBILITY AND NUMBER OF SHARES

   All employees of the Company and its affiliates will be eligible to receive awards under the 2000 Plan at the discretion of the Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to any member of the Board of Directors or other individual or entity who is not an employee of the Company or its affiliates but who provides services to the Company or its affiliates as a consultant or adviser. The Company and its affiliates currently have approximately 2,000 full-time employees.

   The total number of shares of Company common stock available for distribution under the 2000 Plan is 1,250,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company). No participant may receive any combination of options and stock appreciation rights relating to more than 350,000 shares in the aggregate in any fiscal year under the 2000 Plan. No participant may receive performance shares relating to more than 200,000 shares (or cash equivalents) pursuant to awards in any fiscal year under the 2000 Plan. No participant may receive more than 200,000 shares of restricted stock subject to performance conditions or be entitled to have restrictions lapse with respect to more than 200,000 shares of restricted stock subject to performance conditions in any fiscal year under the 2000 Plan. No more than 600,000 shares subject to the 2000 Plan may be granted in the aggregate pursuant to restricted stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and other stock-based awards (as defined in "Types of Awards" below).

   The 2000 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), provided that no amendment that is deemed by the Committee to be materially adverse to the participant may be made unilaterally unless it is required by law. Any shares of Company common stock subject to an award under the 2000 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 2000 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company under the restrictions applicable to such award also may again be used for an award under the 2000 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the Fair Market Value, as defined in the 2000 Plan, of such shares on the date of such exercise) may again be used for an award under the 2000 Plan. If, in accordance with the 2000 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 2000 Plan.

TYPES OF AWARDS

   The types of awards that may be granted under the 2000 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

   In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 2000 Plan are as follows:

   Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but with respect to nonqualified stock options, such exercise price shall not be less than 85% of Fair Market Value as of the date the option is granted and with respect to incentive stock options, such exercise price shall not be less than 100% of Fair Market Value as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the 2000 Plan; (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate Fair Market Value of the shares of Company common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 2000 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

   The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the Fair Market Value of the shares withheld or delivered to the participant on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. To the extent permitted by law, participants may simultaneously exercise options and sell the stock purchased upon such exercise under brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option for the issuance of "reload" options under which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the Fair Market Value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

   Stock Appreciation Rights and Performance Shares. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company common stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the Fair Market Value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 50% of the Fair Market Value of the specified number of shares of Company common stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

   Performance shares entitle the recipient to future payments in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. The value in dollars is determined when the award is earned based on the Fair Market Value of a share on the last day of the performance period.

   Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company common stock or a combination of cash and shares as determined by the Committee. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the 2000 Plan.

   Restricted Stock and Other Stock-Based Awards. Company common stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights before vesting. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities. With respect to participants who are "covered employees" under Section 162(m) of the Code, any performance targets relating to the lapse of restrictions on restricted stock will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

TRANSFERABILITY

   During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (before the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a Successor (as defined in the 2000 Plan) in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately before its transfer.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTION

   The Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a Fundamental Change (as defined in the 2000 Plan), or, with respect to performance shares, restricted stock or other stock-based awards, upon a Change of Control (as defined in the 2000 Plan) or the participant's death or disability. Options and stock appreciation rights automatically vest upon the participant's death or disability, unless otherwise provided in the applicable agreement, or upon the occurrence of a Change in Control.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATIONS

   The 2000 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2000 Plan is terminated as described below.

   In the event of a Fundamental Change, recapitalizations, stock dividends, stock splits or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a Change in Control.

   The 2000 Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

   Under the 2000 Plan, in the event of a Fundamental Change (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges or other similar events involving the Company), the Committee may cancel outstanding options and stock appreciation rights in exchange for cash payments to the recipients, or, with respect to options, if the Committee so elects, in exchange for the cash, property or cash and property that a shareholder of the Company receives as a result of such Fundamental Change.

FEDERAL TAX CONSIDERATIONS

   The Company has been advised by its counsel that awards made under the 2000 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

   Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2000 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss, long-term or short-term, based upon how long the shares are held. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

   Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "Disqualifying Disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the Fair Market Value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

   The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

   Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 2000 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the Fair Market Value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

   Stock Appreciation Rights and Performance Shares. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the Fair Market Value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

   Restricted and Unrestricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income; and (c) the amount of such ordinary income and deduction will be the Fair Market Value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

   With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the Fair Market Value of such unrestricted stock on the date of grant.

   When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the Fair Market Value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

WITHHOLDING

   The 2000 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

NEW PLAN BENEFITS

   No awards have been made under the 2000 Plan. The closing sale price of a share of the Company's common stock as reported by The Nasdaq National Market on March 24, 2000, was $12.8125 per share.

VOTING REQUIREMENTS

   The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on this item is required for approval of the 2000 Plan. A shareholder voting through a proxy who abstains with respect to approval of the 2000 Plan is considered to be present and entitled to vote on the approval of the 2000 Plan at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the 2000 Plan, is not considered present and entitled to vote.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 LONG TERM INCENTIVE PLAN.

                             PROPOSAL NUMBER THREE

                            APPOINTMENT OF AUDITORS

   Arthur Andersen LLP, independent public accountants, have been the auditors for the Company since May 1996. Upon recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP to serve as the Company's auditors for the fiscal year ending February 3, 2001 subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection.

   A representative of Arthur Andersen LLP will be present at the meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

VOTING RECOMMENDATION

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 3, 2001.

                              ADDITIONAL MATTERS

ANNUAL REPORT

   The Annual Report to Shareholders of the Company for the fiscal year ended January 29, 2000, which includes the Annual Report on Form 10-K and financial statements, is being mailed with this Proxy Statement.

DEADLINE FOR SUBMISSION OF SHAREHOLDERS' PROPOSALS

   Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders and desired to be included in the Company's Proxy Statement and form of proxy for such meeting must be received by the Assistant Secretary of the Company, 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, no later than December 18, 2000 for inclusion in the Proxy Statement for that meeting. Notice of shareholder proposals or nominations of directors intended to be presented at the 2001 Annual Meeting of Shareholders but not intended to be included in the Company's Proxy Statement and form of proxy for such meeting must be received by the Company by February 17, 2001. If, however, the date of the 2001 Annual Meeting of Shareholders is more than 30 days before or after the first anniversary of the date of the 2000 Annual Meeting of Shareholders (i.e. May 18, 2001), notice of such proposal must be received by the Company at least 90 days before such meeting or, if later, within 10 days after the first public announcement of the date of the 2001 Annual Meeting of Shareholders. The Company suggests that all such proposals be sent to the Company by certified mail, return receipt requested.

OTHER MATTERS

   As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of shareholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment, subject to applicable federal securities rules.

                                          By Order of the Board of Directors,

                                          /s/ Philip S. Garon

                                          Philip S. Garon
                                          Secretary

Dated: April 17, 2000

                                                                     APPENDIX A

                       WILSONS THE LEATHER EXPERTS INC.
                         2000 LONG TERM INCENTIVE PLAN

   1. Purpose. The purpose of this 2000 Long Term Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of the Company and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

   2. Definitions. The capitalized terms used in this Plan have the meanings set forth below.

     (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

     (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

     (c) "Associate" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Associate" shall also include any member of the Board or other individual or entity who is not an "employee" of the Company or an Affiliate but who provides services to the Company or an Affiliate as a consultant or adviser. References in this Plan to "employment" and related terms (except for references to "employee" in this definition of "Associate" or in
  Section 7(a)(1)) shall include the providing of services in any such capacity.

     (d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award, whether singly, in combination or in tandem.

     (e) "Board" means the Board of Directors of the Company.

     (f) "Change in Control" means:

       (i) a majority of the directors of the Company shall be persons other than persons

              (A) for whose election proxies shall have been solicited by the Board or

              (B) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

       (ii) more than 33 1/3% of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of
    Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(f)(ii):

              (A) any acquisition or beneficial ownership by the Company or a
                  Subsidiary, or

              (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries, or

              (C) any acquisition or beneficial ownership by a Parent or its wholly-owned Subsidiaries, as long as they shall remain wholly-owned Subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(f)(iii)(A)(2) or the exception in paragraph 2(f)(iii)(B) hereof in all respects,

       (iii) the shareholders of the Company approve a definitive agreement or plan to

              (A) merge or consolidate the Company with or into another
                  corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

                 (a)  the Company is the surviving corporation,

                 (b) no Outstanding Company Voting Securities or Outstanding Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly, or indirectly through wholly-owned Subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities or Outstanding Company Common Stock of statutory dissenters' rights),

                 (c) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, 66 2/3% or more of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

                 (d) if voting securities of the Parent are exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

              (B) exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned Subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange 66 2/3% or more of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

             (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

             (D)  liquidate or dissolve the Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

     (h) "Committee" means two or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3; provided that if no Committee is designated by the Board, the board shall constitute the Committee.

     (i) "Company" means Wilsons The Leather Experts Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

     (j) "Disability" means any physical or mental incapacitation whereby a Participant is unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any Affiliate. "Disabled," with respect to any Participant, shall mean that such Participant has incurred a Disability.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

     (l) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

       (i) (A) the closing sale price of a Share on the composite tape for New York Stock Exchange ("NYSE") listed shares, or if Shares are not quoted on the composite tape for NYSE listed shares, on the Nasdaq National Market or any similar system then in use or, (B) if clause
    (i)(A) is not applicable, the mean between the closing "bid" and the closing "asked" quotation of a Share on the Nasdaq SmallCap Market or any similar system then in use, or (C) if the Shares are not quoted on the NYSE composite tape or on the Nasdaq National Market or the Nasdaq SmallCap Market or any similar system then in use, the closing sale price of a Share on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

       (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

     However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

     (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

     (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

     (o) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

     (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

     (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

     (r) "Option" means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

     (s) "Parent" means a "parent corporation," as that term is defined in
  Section 424(e) of the Code, or any successor provision.

     (t) "Participant" means an Associate to whom an Award is made.

     (u) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

     (v) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

     (w) "Plan" means this 2000 Long Term Incentive Plan, as amended and in effect from time to time.

     (x) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

     (y) "Share" means a share of Stock.

     (z) "Stock" means the Company's common stock, $0.01 par value per share (as such par value may be adjusted from time to time).

     (aa) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

     (bb) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

     (cc) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under
  Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

     (dd) "Term" means the period during which an Option or Stock
  Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

     (ee) "Unit" means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Stock Appreciation Rights and Performance Shares expressed in terms of Units of Stock until such time as the Award is paid, cancelled, forfeited or terminated.

     Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

   3. Administration.

     (a) Authority of Committee. The Committee shall administer this Plan. The Committee shall have exclusive power, subject to the limitations contained in this Plan, to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee, subject to the limitations contained in this Plan, may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee.

     (b) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to officers of the Company or other persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Associates who are not then subject to the reporting requirements of Section 16 of the Exchange Act. Any officer to whom the Committee delegates such authority may, in turn, delegate such authority to such other officer of the Company as the officer delegating such authority may determine.

     (c) Rule 16b-3 Compliance. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

     (d) Indemnification. To the full extent permitted by law, (a) each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan, and (b) no member or former member of the Committee or any person to whom the Committee delegates or has delegated authority under this Plan shall be liable for any act or determination made in good faith under or with respect to this Plan.

   4. Shares Available; Maximum Payouts.

     (a) Shares Available. The number of Shares available for distribution under this Plan is 1,250,000 (subject to adjustment under Section 12(f) hereof).

     (b) Shares Again Available. Any Shares subject to an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

     (c) Unexercised Awards. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

     (d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share, for which purpose a one-half Share shall be rounded to up the next highest whole Share.

     (e) Maximum Payouts. No more than 600,000 Shares subject to this Plan (subject to adjustment under Section 12(f) hereof) may be granted in the aggregate pursuant to Restricted Stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and Other Stock-Based Awards.

   5. Eligibility. Awards may be granted under this Plan to any Associate at the discretion of the Committee.

   6. General Terms of Awards.

     (a) Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

     (b) Amount of Awards. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

     (c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death or Disability. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

     (d) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, that shall apply to such Award, in addition to the terms and conditions specified in this Plan.

     (e) Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the

  Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to "Participant" shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

     (f) Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement (which may, without limitation, in the sole discretion of the Committee, provide for an extension of the exercisability of Options and Stock Appreciation Rights beyond the periods set forth in paragraphs 1(i) through (iii) below, subject in all events to paragraph 1(iv) below), in case of a Participant's termination of employment, the following provisions shall apply:

       (1) Options and Stock Appreciation Rights.

              (i) Death. If a Participant's employment terminates because of his or her death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within one year after the date of the Participant's death.

              (ii) Disability. If a Participant's employment terminates because of Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant or the Participant's Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's Disability.

              (iii) Reasons other than Death or Disability. If a
                    Participant's employment terminates for any reason other than death or Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant's employment, but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment.

              (iv) Expiration of Term. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in the foregoing paragraphs (i)-(iii), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the periods described in such paragraphs.

       (2) Performance Shares. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death or Disability, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the applicable Agreement, shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

       (3) Restricted Stock. Unless otherwise provided in the applicable Agreement, in case of a Participant's death or Disability, the Participant shall be entitled to receive a number of shares of

    Restricted Stock under outstanding Awards that has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such shares of Restricted Stock shall be forfeited to the Company.

     (g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

   7. Stock Options.

     (a) Terms of All Options.

       (1) Grants. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Associates who are not employees of the Company or an Affiliate.

       (2) Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 85% of the Fair Market Value of a Share as of the date the Option is granted; provided that with respect to Incentive Stock Options, the purchase price of each Share subject to such an Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery or tender to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement.

       (3) Reload Options. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option.

       (4) Exercisability. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement, provided that if a Change in Control shall occur, then any Option that has not expired or been terminated shall become exercisable in full. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

       (5) Maximum Annual Options Per Participant. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 350,000 Shares in the aggregate pursuant to Awards in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

     (b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

       (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

       (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

       (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

       (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

   8. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 50% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the applicable Agreement, provided that if a Change in Control shall occur, then any Stock Appreciation Right that has not expired or been terminated shall become exercisable in full. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in
Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 350,000 Shares in the aggregate pursuant to Awards in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

   9. Performance Shares.

     (a) Initial Award. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which
  (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 200,000 Shares (or cash equivalents), or receive more than 200,000 Shares (or cash equivalents) pursuant to Awards in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

     (b) Acceleration and Adjustment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, a Change in Control, a Fundamental Change, the Participant's death or Disability, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

     (c) Valuation. To the extent that payment of a Performance Share is made in cash, a Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

   10. Restricted Stock. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the Restricted Stock Award lapse, subject to forfeiture as provided in the applicable Agreement. Any employment conditions, performance conditions, restrictions on transferability and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine, which may, but need not, include without limitation a Change in Control, a Fundamental Change or the Participant's death or Disability. The Committee, in the applicable Agreement, may, in its sole discretion, award all or any of the rights of a shareholder with respect to the Shares of Restricted Stock during the period that they remain subject to restrictions, including, without limitation, the right to vote the Shares and receive dividends. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, any performance conditions to the lapse of restrictions on restricted stock shall be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. No participant may receive more than 200,000 Shares of Restricted Stock subject to performance conditions or be entitled to have restrictions lapse with respect to more than 200,000 Shares of Restricted Stock subject to performance conditions in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

   11. Other Stock-Based Awards. Subject to Section 4(e), the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

   12. General Provisions.

     (a) Effective Date of this Plan. This Plan shall become effective as of March 23, 2000, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company held no later than June 30, 2000. If this Plan is not so approved, any Award granted under this Plan subject to such approval shall be cancelled and be null and void.

     (b) Duration of this Plan; Date of Grant. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.

     (c) Right to Terminate Employment. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an employee of the Company the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

     (d) Tax Withholding. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

     (e) Amendment, Modification and Termination of this Plan. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law, in which event, as provided in
  Section 2(b), the term "Agreement" shall mean the Agreement as so amended. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation.

  No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

     (f) Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share, for which purpose a one-half Share shall be rounded to the next highest whole Share.

     (g) Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

       (i) with respect to a Fundamental Change that involves a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

       (ii) with respect to any Fundamental Change, including, without limitation, a merger, consolidation or statutory share exchange, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash (or with respect to an Option, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that such holder of an Option would have received as a result of the Fundamental Change if such holder had exercised such holder's Option immediately prior to the Fundamental Change) equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

     (h) Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     (i) Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

     (j) Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (k) Limits of Liability.

       (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

       (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

     (l) Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

     (m) Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

   13. Substitute Awards. Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Associates, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deemed appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

   14. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

   15. Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   16. Prior Plans. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's 1996 Stock Option Plan and 1998 Stock Option Plan, as the same may have been amended from time to time (the "Prior Plans"), shall remain in effect and the Committee may continue to make grants of stock options pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans.

                           [LOGO OF WILSONS LEATHER]




                           |                      |
                          \|/ Please detach here \|/
--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   Election of directors:
                  01 Lyle Berman                  05 Marvin W. Goldstein
                  02 Thomas J. Brosig             06 David L. Rogers
                  03 Gary L. Crittenden           07 Joel N. Waller
                  04 Morris Goldfarb

     [_] Vote FOR all nominees (except        [_] Vote WITHHELD for all nominees
         as marked to the contrary below)

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

2. Approval and adoption of the Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan.

                         [_] For   [_] Against    [_] Abstain

3. Ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending February 3, 2001.

                         [_] For   [_] Against    [_] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box [_] Indicate changes below:

Date:_____________________________________

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
     Signature(s) in Box
     Please sign exectly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of corporation and title of authorized officer signing the Proxy.

                           [LOGO OF WILSONS LEATHER]


                                 ANNUAL MEETING

                             THURSDAY, MAY 18, 2000
                        10:00 A.M. CENTRAL DAYLIGHT TIME

                                THE NORTHLAND INN
                              7025 NORTHLAND DRIVE
                            BROOKLYN PARK, MINNESOTA



--------------------------------------------------------------------------------

WILSONS THE LEATHER EXPERTS INC.
7401 BOONE AVENUE NORTH, BROOKLYN PARK, MN 55428                          PROXY
-------------------------------------------------------------------------------


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

By signing this proxy, you revoke all prior proxies and appoint Joel N. Waller and David L. Rogers, or either one of them, as Proxies, each with the power to appoint his substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of Wilsons The Leather Experts Inc. (the "Company") held of record by the undersigned on March 27, 2000, at the Annual Meeting of Shareholders of the Company to be held on May 18, 2000 or at any adjournment thereof.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.



                      See reverse for voting instructions.